SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 3, 2004

Corporate Bond Portfolio. In the chart under the section titled "SUPPLEMENTAL INVESTMENT/RISK CHARTS" which lists "In what other types of investment may the Portfolio periodically invest in?" with respect to the Corporate Bond Portfolio, is modified to add the following:
-	Equity securities (up to 5% of total assets)

Date: December 17, 2004